Exhibit 21
GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF FEBRUARY 5, 2013

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
American Overseas Marine Company, LLC	Delaware	100
Quincy Maritime Corporation III	Delaware	100
Applied Physical Sciences Corp.	Connecticut	100
AXT Acquisition Holdings, Inc.	Delaware	100
AxleTech International Holdings, Inc.	Delaware	100
AXT French Holdings, Inc.	Delaware	100
AXT Holdings (France) SAS	France	100
AXT US, LLC	Delaware	100
AxleTech International SAS	France	100
AxleTech International, LLC	Delaware	100
AxleTech, LLC	Michigan	100
AxleTech International IP Holdings, LLC	Michigan	100
AxleTech International Korea LTD.	Korea	100
AxleTech International Brazil, LLC	Delaware	100
AxleTech Overseas Services Corporation	Delaware	100
Bath Iron Works Corporation	Maine	100
Bath Iron Works Australia Corporation	Delaware	100
Bath Iron Works Canada, LLC	Delaware	100
Concord I Maritime Corporation	Delaware	100
Braintree I Maritime Corp.	Delaware	100
Concord II Maritime Corporation	Delaware	100
Braintree II Maritime Corp.	Delaware	100
Concord III Maritime Corporation	Delaware	100
Braintree III Maritime Corp.	Delaware	100
Concord IV Maritime Corporation	Delaware	100
Braintree IV Maritime Corp.	Delaware	100
Concord V Maritime Corporation	Delaware	100
Braintree V Maritime Corp.	Delaware	100
Convair Aircraft Corporation	Delaware	100
Convair Corporation	Delaware	100
Eagle Enterprise, Inc.	Delaware	100
ELCO Company, THE	New Jersey	100
Electric Boat Corporation	Delaware	100
EB Groton Engineering, Inc.	Delaware	100
Electric Boat – Australia, LLC	Delaware	100
Electric Boat – UK, LLC	Delaware	100
Electrocom, Inc.	Delaware	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Force Protection, Inc.	Nevada	100
Force Protection Technologies, Inc.	Nevada	100
General Dynamics Land Systems - Force Protection, Inc.	Nevada	100
Force Protection Survivability Solutions Canada, Inc.	Canada	100
Force Protection Europe, Limited	United Kingdom	100
Force Protection Australasia Pty. Ltd.	Australia	100
General Dynamics Armament and Technical Products, Inc.	Delaware	100
GDATP Holdings, Inc.	Delaware	100
GDATP Services Corporation	Delaware	100
Plane 877G, LLC	Delaware	100
General Dynamics Government Systems Corporation	Delaware	100
Fortress Technologies, Inc.	Delaware	100
General Dynamics Advanced Information Systems, Inc.	Delaware	100
General Dynamics C4 Systems, Inc.	Delaware	100
General Dynamics Broadband Holdings, Inc.	Delaware	100
General Dynamics Broadband, Inc.	Delaware	100
General Dynamics Broadband UK Limited	United Kingdom	100
IPWireless Pte. Limited	Singapore	100
Intellect IP Holdings, LLC	Delaware	100
General Dynamics Satellite Communication Services, LLC	Delaware	100
General Dynamics Government Satellite Services LLC	Delaware	100
General Dynamics Itronix Corporation	Delaware	100
General Dynamics Itronix Canada Ltd.	Nova Scotia	100
Itronix Manufacturing, LLC	Delaware	100
General Dynamics Fidelis Cybersecurity Solutions, Inc.	Delaware	100
General Dynamics Global Imaging Technologies, Inc.	Delaware	100
General Dynamics Government Systems Overseas Corporation	Delaware	100
General Dynamics Information Technology, Inc.	Virginia	100
EdgeCom Technology Services, Inc.	Virginia	100
Newberry Holdings, LLC	Virginia	100
Foresight Technology Services, LLC	Virginia	100
Signal Solutions, LLC	Virginia	100
General Dynamics Overseas Systems and Services Corporation	Delaware	100
General Dynamics SATCOM Technologies, Inc.	Delaware	100
General Dynamics Installation Services, LLC	Delaware	100
General Dynamics Satcom Technologies Asia Private Limited	India	100
Prodelin India Private Limited	India	100
VertexRSI Pte, Ltd.	Singapore	100
Vertex International Limited	United Kingdom	100
Open Kernel Labs, Inc.	Delaware	100
Open Kernel Labs Pty Ltd	Australia	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Vangent Holding Corp.	Delaware	100
Vangent, Inc.	Delaware	100
Buccaneer Computer Systems & Service, Inc.	Virginia	100
Blueprint Technologies, Inc.	Virginia	100
Vangent Canada Limited	Canada	100
General Dynamics Information Technology Limited	United Kingdom	100
Vangent Puerto Rico, Inc.	Puerto Rico	100
General Dynamics International Corporation	Delaware	100
General Dynamics Land Systems, Inc.	Delaware	100
AV Technology, LLC	Maryland	100
Dynamic Sustainment, Inc.	Delaware	100
General Dynamics Land Systems Customer Service & Support Company	Texas	100
General Dynamics Support Services Company	Delaware	100
General Dynamics Land Systems International, Inc.	Delaware	100
General Dynamics Robotic Systems, Inc.	Delaware	100
G.T. Devices, Inc.	Maryland	100
Plane 79, LLC	Delaware	100
General Dynamics Marine Systems, Inc.	Delaware	100
General Dynamics NASSCO Holding LLC	Delaware	100
Earl Industries, L.L.C.	Virginia	100
General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	100
EBV Explosives Environmental Company	Delaware	100
General Dynamics Ordnance and Tactical Systems – Simunition Operations, Inc.	Delaware	100
General Dynamics OTS (Aerospace), Inc.	Washington	100
General Dynamics OTS (California), Inc.	California	100
General Dynamics OTS (DRI), Inc.	Alabama	100
General Dynamics OTS (Global), Inc.	Delaware	100
General Dynamics OTS (Niceville), Inc.	Florida	100
General Dynamics OTS (Orlando), Inc.	Florida	100
General Dynamics OTS (Pennsylvania), Inc.	Pennsylvania	100
St. Marks Powder, Inc.	Delaware	100
General Dynamics Properties, Inc.	Delaware	100
General Dynamics Shared Resources, Inc.	Delaware	100
General Dynamics Worldwide Holdings, Inc.	Delaware	100
GD Brazil Holdings LLC	Delaware	100
General Dynamics AIS Australia Pty Ltd	Australia	100
Mediaware International Pty Ltd	Australia	100
General Dynamics Land Systems – Canada Corporation	New Brunswick	100
General Dynamics Land Systems – Canada Global Services Inc.	New Brunswick	100
General Dynamics Land Systems – Canada International Services Inc.	New Brunswick	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
General Dynamics Land Systems - Canada Services, Inc.	New Brunswick	100
General Dynamics Ordnance and Tactical Systems – Canada Inc.	Canada	100
Expro Finance, Inc.	Canada	100
General Dynamics Ordnance and Tactical Systems - Canada Valleyfield Inc.	Canada	100
General Dynamics Canada Ltd.	Canada	100
General Dynamics European Holdings B.V.	The Netherlands	100
Anteon Limited	England and Wales	100
General Dynamics European Land Systems, S.L.	Spain	100
General Dynamics European Land Systems GmbH	Austria	100
General Dynamics European Land Systems – MOWAG GmbH	Switzerland	100
GD European Land Systems – Steyr GmbH	Austria	100
Steyr-Daimler-Puch Spezialfahrzeug Schweiz GmbH	Switzerland	100
Steyr-Daimler-Puch SSF de Venezuela, C.A.	Venezuela	100
Steyr Spezialfahrzeug AG de Venez., C.A.	Venezuela	100
General Dynamics Limited	United Kingdom	100
General Dynamics United Kingdom Limited	United Kingdom	100
Kylmar (Holdings) Limited	United Kingdom	100
Kylmar (KMC) Limited	United Kingdom	100
Kylmar (Australasia) Pty Limited	Australia	100
General Dynamics Itronix Europe Ltd.	United Kingdom	100
Jet Aviation Holding AG	Switzerland	100
Jet Aviation AG	Switzerland	100
Blue Shadow Cruising Ltd.	Gibraltar	100
Jet Aviation (Asia Pacific) Pte. Ltd.	Singapore	100
Jet Aviation (Bermuda) Ltd.	Bermuda	100
Jet Aviation (Hong Kong) Ltd.	Hong Kong	100
Jet Aviation (Malaysia), SDN., BHD	Malaysia	100
Jet Aviation (UK) Ltd.	United Kingdom	100
Jet Aviation Business Jets AG	Switzerland	100
Jet Aviation Business Jets (Hong Kong) Ltd.	Hong Kong	100
Jet Aviation Flugzeugwartung GmbH	Germany	100
Jet Aviation France SAS	France	100
Jet Aviation Management AG	Switzerland	100
Jet Aviation Business Jets FZCO	UAE	100
OOO Jet Aviation	Russia	100
Jet Professionals International AG	Switzerland	100
Page Europa SRL	Italy	100
Pagetel Sistem Muhendisligi Sanayi Ve Ticaret Limited Sirketi	Turkey	100
Vertex Antennentechnik GmbH	Germany	100
General Dynamics Land Systems – Australia Pty. Ltd.	Australia	100
General Dynamics Systems Australia Pty. Ltd.	Australia	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Gulfstream Aerospace Corporation	Delaware	100
Gulfstream Aerospace Corporation	Georgia	100
Gulfstream Aerospace (Middle East) Limited	Cyprus	100
Gulfstream International Corporation	Delaware	100
Gulfstream Aerospace, Ltd.	United Kingdom	100
Gulfstream Leasing, LLC	Georgia	100
Gulfstream Aerospace Corporation	California	100
Gulfstream – California, Inc.	Delaware	100
Weco, LLC	Delaware	100
Gulfstream Aerospace Corporation	Oklahoma	100
Gulfstream Aerospace Corporation of Texas	Texas	100
Gulfstream Aerospace Services Corporation	Delaware	100
Gulfstream 100 Holdings LLC	Delaware	100
Gulfstream Aerospace, LLC	Delaware	100
Gulfstream Aerospace LP	Texas	100
Gulfstream Product Support Corporation	Delaware	100
Gulfstream Tennessee Corporation	Delaware	100
Interiores Aereos S.A. de C.V.	Mexico	100
Jet Aviation International, Inc.	Florida	100
Jet Aviation Holdings USA, Inc.	Delaware	100
Jet Aviation Flight Services, Inc.	Maryland	100
Jet Aviation Private Fleet, LLC	Delaware	100
Jet Professionals, LLC	Delaware	100
Jet-Pro PEO, LLC	Florida	100
Jet Aviation of America, Inc.	Maryland	100
Jet Aviation Brazil Holdings, Inc.	Delaware	100
Jet Aviation do Brasil Servicos de Suporte e Manutencao a Aeronaves Ltda.	Brazil	100
Jet Aviation Houston, Inc.	Texas	100
Ultrabright Aircraft Detailing, Inc.	Texas	100
Jet Aviation/Palm Beach, Inc.	Florida	100
Jet Aviation Associates, Ltd.	Florida	100
Jet Aviation Teterboro, LP	New Jersey	100
Jet Aviation Texas, Inc.	Texas	100
Jet Aviation Engineering Management, Inc.	Texas	100
Jet Aviation Consulting Services L.P.	Texas	100
Jet Aviation St. Louis, Inc.	Missouri	100
Jet Aviation Savannah Holding, LLC	Delaware	100
Savannah Air Center, LLC	Georgia	100
Material Service Resources Company, LLC	Delaware	100
Capital Resources Development Company	Delaware	100
Century Mineral Resources, Inc.	Illinois	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Freeman United Coal Mining Company, LLC	Delaware	100
Midwest Properties Sales, LLC	Delaware	100
Southern Illinois Recovery, Inc.	Delaware	100
Metro Machine Corp.	Delaware	100
NASSCO Holdings Incorporated	Delaware	100
International Manufacturing Technologies, Inc.	California	100
Tecnologias Internacionales de Manufactura S.A. de C.V.	Mexico	100
National Steel and Shipbuilding Company	Nevada	100
Patriot I Shipping Corp.	Delaware	100
Patriot II Shipping Corp.	Delaware	100
Patriot IV Shipping Corp.	Delaware	100
Santa Barbara Sistemas S.A.	Spain	100
General Dynamics European Land Systems - Germany GmbH	Germany	100
ASCOD A.I.E.	Spain	100
AxleTech do Brasil - Systmas Automotivos, Ltd.	Brazil	100
ELCS-CZ s.r.o.	Czech Republic	100
Defendia CZ s.r.o.	Czech Republic	100
General Dynamics Global Force, LLC	Delaware	100
General Dynamics One Source, LLC	Delaware	100
GM GDLS Defense Group, LLC	Delaware	100
General Dynamics Corporation India Private Limited	India	100
Force Dynamics, LLC	Delaware	100
Proyectos Prohumane Mexico, S.A. de C.V.	Mexico	100
Vangent Servicos de Mexico, S.A. de C.V.	Mexico	100